UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2026
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Abacus Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABX	New York Stock Exchange
9.875% Fixed Rate Senior Notes due 2028	ABXL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition
On March 12, 2026, Abacus Global Management, Inc. ("Abacus" or "Company") announced the results of its operations and its financial condition for the annual period ended December 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the U.S. Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure
On March 12, 2026, the Company intends to post a new investor presentation to the Investor Relations – Presentations section of the Company’s website, https://ir.abacusgm.com/. The Company’s investor presentation is expected to contain information that may be deemed material to investors. The Company uses its website to disseminate updates to its investor presentation and does not intend to file or furnish a Current Report on Form 8-K to alert investors each time the presentation is updated. The Company routinely posts important information, including news releases, announcements and other statements about its business and results of operations, that may be deemed material to investors on the Investor Relations section of the Company’s website, https://ir.abacusgm.com/.

The Company uses its website as a means of disclosing material, nonpublic information and for complying with the Company’s disclosure obligations under Regulation FD. Investors should monitor the Investor Relations section of the Company’s website in addition to following the Company’s press releases, filings with the SEC, public conference calls and webcasts.

In addition, on March 12, 2026, the Company announced a $52.9 million acquisition of a minority position in Manning & Napier, a wealth advisory firm, to further its strategic goals. A copy of the press release issued concerning the acquisition is being furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statement and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated March 12, 2026 announcing financial results for the year ended December 31, 2025.
99.2	Press Release dated March 12, 2026 announcing investment in Manning & Napier.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Global Management, Inc.
(Registrant)

Date: March 12, 2026	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer